Note 3 - Inventories	12 Months Ended
Dec. 31, 2014
Inventory Disclosure [Abstract]
Inventory Disclosure [Text Block]

Note C – Inventories

Inventories are stated at the lower of cost or market. Replacement cost approximates current cost and the excess over LIFO cost is approximately $57.9 million and $55.3 million at December 31, 2014 and 2013, respectively. Allowances for excess and obsolete inventory totaled $4.6 million and $3.8 million at December 31, 2014 and 2013, respectively.